SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): May 11, 1999



                          COMPAQ COMPUTER CORPORATION

            (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                     1-9026                  76-0011617
          --------                     ------                  ----------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
       of Incorporation)                                  Identification No.)


             20555 SH 249
            HOUSTON, TEXAS                           77070
            --------------                           -----
(Address of Principal Executive Offices)          (Zip Code)


                                (281) 370-0670
                                --------------
             (Registrant's telephone number, including area code)



         (Former Name or Former Address, if Changed Since Last Report)





      ITEM 5.  OTHER EVENTS.

      In a release dated May 11, 1999, Compaq Computer Corporation (NYSE:CPQ) announced that John Rando, Senior Vice President and General Manager of Compaq Services, will resign from the Company, effective July 1, 1999. The news release is attached as Exhibit 99.


      ITEM 7.  EXHIBITS.

      Exhibit 99     News Release dated May 11, 1999 is attached.


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 1999

                                             COMPAQ COMPUTER CORPORATION



                                             By: /s/ Linda S. Auwers
                                                ---------------------
                                                Linda S. Auwers
                                                Vice President,
                                                Associate General Counsel
                                                and Secretary